UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

December 14, 2010

To Our Shareholders:

On behalf of the Board of Directors, we cordially invite you to attend the 2011 Annual Meeting of the Shareholders of Ecology and Environment, Inc. (the “Company”). The Annual Meeting will be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York, on Thursday, January 20, 2011 at 9:00 a.m. The Formal Notice of Annual Meeting appears on the next page.

The attached Proxy Statement describes the matters that we expect to act upon at the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” the election of the nominated Directors. It is important that your views be represented whether or not you are able to be present at the meeting.

We are gratified by your interest in Ecology and Environment, Inc. and urge you to vote your shares either in person or by proxy as soon as possible.

Sincerely,

KEVIN S. NEUMAIER

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2011:

This Proxy Statement and the Company’s 2010 Annual Report to Shareholders are also available at http://www.ecologyandenvironmentinc.com/proxy.

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, NY 14086

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date of Meeting:	January 20, 2011
Time:	9:00 a.m.
Place:	Millennium Airport Hotel Buffalo 2040 Walden Avenue Cheektowaga, New York

Purposes of Annual Meeting are:

1. To elect the Board of Directors.

2. To act on such other matters as may properly come before the meeting.

Only Shareholders of record at the close of business on December 7, 2010 will be entitled to vote at the Annual Meeting. To grant a proxy to vote your shares, you may complete and return the enclosed Proxy card. You may also cast your vote in person at the Annual Meeting. Please vote promptly whether or not you expect to attend the Annual Meeting.

A copy of our Annual Report to Shareholders is enclosed for your reference.

By order of Board of Directors

RONALD L. FRANK,

Secretary

Lancaster, New York

December 14, 2010

ECOLOGY AND ENVIRONMENT, INC.

368 Pleasant View Drive

Lancaster, New York 14086

PROXY STATEMENT

Dated December 14, 2010

For the Annual Meeting of Shareholders

to be Held January 20, 2011

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Ecology and Environment, Inc., a New York corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Millennium Airport Hotel Buffalo, 2040 Walden Avenue, Cheektowaga, New York at 9:00 a.m., Eastern Standard Time, on Thursday, January 20, 2011 and at any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Company.

If a proxy in the accompanying form is duly executed and returned, the shares represented thereby will be voted and, where a specification is made by the shareholder as provided therein, will be voted in accordance with such specification. A shareholder giving the enclosed proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company bearing a later date than the proxy, by the execution and delivery to the Company of a subsequently dated proxy, or by voting in person at the Annual Meeting. Any shareholder may vote in person at the Annual Meeting, whether or not he or she has previously given a proxy.

This Proxy Statement and the enclosed proxy are first mailed to shareholders on or about December 14, 2010.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on December 7, 2010 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on December 7, 2010, the Company had issued and outstanding 2,584,715 shares of Class A Common Stock and, 1,643,773 shares of Class B Common Stock. At the meeting, the holders of Class A Common Stock will be entitled, as a class, to elect two Directors (the “Class A Directors”) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the “Class B Directors”).

Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Class A Common Stock having one-tenth vote per share and each share of Class B Common Stock having one vote per share.

Shares of Class A Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class A Directors named therein and in their discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. Shares of Class B Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of the Class B Directors named therein and in this discretion with respect to any matter that the Company did not have notice of at least forty-five (45) days prior to the mailing date of this Proxy Statement. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Only holders of record of Common Stock at the close of business on December 7, 2010 will be entitled to notice of and a vote at the Annual Meeting. One-third of such shares, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as being present or represented at the meeting for purposes of establishing a quorum.

Under the Company’s by-laws and the laws of the State of New York, directors of each class are elected by a plurality of the votes cast by that class in the election. Any other matters to be considered as set forth in the Notice for the Annual Meeting are to be decided by the vote of the holders of a majority of the votes represented by the shares present in person or represented by proxy at the Annual Meeting, except as hereafter noted. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Accordingly, abstentions will not affect the outcome of the election.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of September 30, 2010, the number of outstanding shares of Class A Common Stock and Class B Common Stock of the Company beneficially owned by each person known by the Company to be the beneficial owner of more than 5 percent of the then outstanding shares of Common Stock:

	Class A Common Stock		Class B Common Stock
Name and Address (1)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class as Adjusted (3)	Nature and Amount of Beneficial Ownership (2)(3)	Percent of Class
Gerhard J. Neumaier *	411,732	14.1%	373,933	22.7%

Frank B. Silvestro*	290,783	10.3%	290,783	17.7%

Ronald L. Frank*	206,230	7.8%	191,040	11.6%

Gerald A. Strobel*	218,652	7.9%	218,652	13.3%

Kevin S. Neumaier*	121,140	4.6%	114,878	7.0%

Kirsten Shelly	115,558	4.4%	115,558	7.0%

Wedbush, Inc. (4)	230,232	9.1%	—	—

Franklin Resources, Inc. (5)	199,891	7.9%	—	—

Dimensional Fund Advisors LP (6)	132,800	5.2%	—	—

*	See Footnotes in next table

(1)

The address for Gerhard J. Neumaier, Frank B. Silvestro, Ronald L. Frank, Gerald A. Strobel, Kevin S. Neumaier and Kirsten Shelly is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086, unless otherwise indicated. The address for Wedbush, Inc. is 1000 Wiltshire Blvd., Los Angeles, CA 90017-2459 and the address for Edward W. Wedbush and Wedbush Morgan Securities is P.O. Box 30014, Los Angeles, CA 90030-0014. The address for Dimensional Fund Advisors LP is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. The address for Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(2)	Each named individual or corporation is deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

(3)	There are 2,539,199 shares of Class A Common Stock issued and outstanding and 1,643,852 shares of Class B Common Stock issued and outstanding as of September 30, 2010. The figures in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnote 2 above.

(4)	Includes shares owned by subsidiaries and affiliates of Wedbush, Inc. based upon a Schedule 13-G filed on February 17, 2010.

(5)	Includes shares owned by subsidiaries and affiliates of Franklin Resources, Inc. based upon a Schedule 13-G filed on February 9, 2010.

(6)	Includes shares owned by subsidiaries and affiliates of Dimensional Fund Advisors LP based upon a Schedule 13-G filed on February 8, 2010.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock as of September 30, 2010, by (i) each Director of the Company and (ii) all Directors and officers of the Company as a group.

	Class A Common Stock			Class B Common Stock
Name (1)	Nature and Amount of Beneficial Ownership (2)(3)		Percent of Class as Adjusted (4)	Nature and Amount of Beneficial Ownership (2)(3)		Percent of Class
Gerhard J. Neumaier (5)(10)	411,732		14.1%	373,933		22.7%

Frank B. Silvestro (10)	290,783		10.3%	290,783		17.7%

Ronald L. Frank (6)(10)	206,230		7.8%	191,040		11.6%

Gerald A. Strobel (7)(10)	218,652		7.9%	218,652		13.3%

Gerard A. Gallagher, Jr.	62,606		2.4%	62,265		3.8%

Ross M. Cellino (8)	17,392		*	1,102		*

Michael C. Gross	6,149	(9)	*	5,949	(9)	*

Timothy Butler	1,680		*	—		—

Directors and Officers Group (11 Individuals)	1,364,198		35.8%	1,266,925		77.1%

*	Less than 0.1%

1.	The address of each of the above shareholders is c/o Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086.

2.	Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through any contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, the shareholders identified in this table have sole voting and investment power of the shares beneficially owned by them.

3.	Each named person and all Directors and officers as a group are deemed to be the beneficial owners of securities that may be acquired within 60 days through the exercise of exchange or conversion rights. The shares of Class A Common Stock issuable upon conversion by any such shareholder are not included in calculating the number of shares or percentage of Class A Common Stock beneficially owned by any other shareholder.

4.	There are 2,539,199 shares of Class A Common Stock issued and outstanding and 1,643,852 shares of Class B Common Stock issued and outstanding as of September 30, 2010. The figure in the “as adjusted” columns are based upon these totals and except as set forth in the preceding sentence, upon the assumptions described in footnotes 2 and 3 above.

5.	Includes 551 shares of Class A Common Stock owned by Mr. Gerhard J. Neumaier’s spouse, as to which he disclaims beneficial ownership. Includes 20,361 shares of Class A Common Stock owned by Mr. Gerhard J. Neumaier’s Individual Retirement Account. Does not include any shares of Class A Common Stock or Class B Common Stock held by Mr. Gerhard J. Neumaier’s adult children. Includes 2 shares of Class A Common Stock owned by a Partnership in which Mr. Gerhard J. Neumaier is a general partner.

6.	Includes 3,806 Shares of Class B Common Stock owned by Mr. Frank’s former spouse as to which he disclaims beneficial ownership except for the right to vote the shares which he retains pursuant to an agreement with his former spouse. Includes 2,640 shares of Class A Common Stock owned by Mr. Frank’s individual retirement account and 10,765 shares of Class A Common Stock owned by Mr. Frank’s 401(k) plan account.

7.	Includes 704 shares of Class B Common Stock held in equal amounts by Mr. Strobel as custodian for two of his children, as to which he disclaims beneficial ownership. Does not include any shares of Class B Common Stock held by a trust which one of his children created for which Mr. Strobel serves as Trustee.

8.	Includes 10,915 shares of Class A Common Stock owned by Mr. Cellino’s spouse, as to which shares he disclaims beneficial ownership; also includes 5,260 shares of Class A Common Stock owned by Mr. Cellino’s Individual Retirement Account. Includes 5 shares of Class A Common Stock owned by a limited partnership in which Mr. Cellino is a general partner.

9.	Mr. Gross is one of three co-trustees of an inter vivos trust established by his parents for their benefit that owns these shares of Class B Common Stock and is a one-third contingent remainder beneficiary of the trust’s assets which include a total of 17,848 of such shares of which he disclaims beneficial interest in 11,899 of those shares.

10.	Subject to the terms of the Restrictive Agreement. See “Security Ownership of Certain Beneficial Owners-Restrictive Agreement.”

Restrictive Agreement

Messrs. Gerhard J. Neumaier, Silvestro, Frank and Strobel entered into a Stockholders’ Agreement in 1970 which governs the sale of certain shares of common stock owned by them, the former spouse of one of the individuals and the children of those individuals. The Agreement provides that prior to accepting a bona fide offer to purchase the certain covered part of their shares, each party must first allow the other members to the Agreement the opportunity to acquire on a pro rata basis, with right of over-allotment, all of such shares covered by the offer on the same terms and conditions proposed by the offer.

EXECUTIVE COMPENSATION

The Company’s Board of Directors, acting as a Compensation Committee of the whole is responsible for overseeing all of the executive compensation and equity plans and programs to ensure that its officers and senior staff are compensated in a manner that is consistent with its competitively based annual and long term performance goals.

There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended July 31, 2010, 2009 and 2008 of those persons who were at July 31, 2010 (i) the chief executive officer and chief executive officer elect, and (ii) the two other most highly compensated executive officers with annual salary and bonus for the fiscal year ended July 31, 2010 in excess of $100,000. In this report, the four persons named in the table below are referred to as the “Named Executives.”

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Other	Stock Incentive Options (Shares)	Restricted Stock Awards (3)	Long-Term Compensation Payouts	All Other (2)	Total
Kevin S. Neumaier	2010	$200,000	$55,000	-0-	-0-	$12,648	-0-	$12,628	$280,276
President and CEO	2009	$171,647	$55,000	-0-	-0-	$18,990	-0-	$11,683	$257,320
	2008	$136,590	$18,000	-0-	-0-	-0-	-0-	$8,024	$162,614

Gerhard J. Neumaier	2010	$357,315	$60,000	-0-	-0-	-0-	-0-	$12,919	$430,234
Chairman of the Board	2009	$349,078	$60,000	-0-	-0-	-0-	-0-	$12,012	$421,090
	2008	$312,992	$36,000	-0-	-0-	-0-	-0-	$11,790	$360,782

Frank B. Silvestro	2010	$327,787	$60,000	-0-	-0-	-0-	-0-	$12,601	$400,388
Executive Vice President	2009	$320,280	$60,000	-0-	-0-	-0-	-0-	$11,602	$391,882
and Director	2008	$285,264	$36,000	-0-	-0-	-0-	-0-	$11,358	$332,622

Gerald A. Strobel	2010	$327,787	$60,000	-0-	-0-	-0-	-0-	$12,919	$400,706
Executive Vice President of	2009	$320,280	$60,000	-0-	-0-	-0-	-0-	$12,012	$392,292
Technical Services and Director	2008	$285,264	$36,000	-0-	-0-	-0-	-0-	$11,790	$333,054

(1)	Amounts earned for bonus compensation determined by the Board of Directors.

(2)	Represents group term life insurance premiums, contributions made by the Company to its Defined Contribution Plan accruals on behalf of each of the Named Executives.

(3)	As of July 31, 2010, there were 1,088 shares of the Company’s Class A Common Stock which was restricted stock issued pursuant to the Company’s Stock Award Plan issued to Kevin S. Neumaier having a value of $12,958.

Outstanding Equity Awards at July 31, 2010

The following table sets forth the information concerning the unvested restricted stock grants awarded to the CEO and each of the Named Executive Officers as of the end of fiscal year 2010:

	Stock Awards
Name	Number of Shares that have not Vested (1)	Market Value of Shares that have not Vested (2)
Kevin S. Neumaier	1,088	$12,958

(1)	The stock shares awarded have a three year vesting period.

(2)	Market Value is calculated based on the fair market value of the Company’s stock at July 31, 2010 ($11.91).

Stock Vested as of July 31, 2010

The following table sets forth the information concerning the amount of stock grants awarded to the CEO and each of the Named Executive Officers that had vested as of the end of fiscal year 2010:

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting (1)
Kevin S. Neumaier	1,062	$12,648

(1)	Value realized reflects the market value of the stock at July 31, 2010 ($11.91).

Compensation Pursuant to Plans

•

Defined Contribution Plan.    The Company maintains a Defined Contribution Plan (“the DC Plan”) which is qualified under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) pursuant to which the Company contributes an amount not in excess of 15% of the aggregate compensation of all employees who participate in the DC Plan. All employees, including the executive officers identified under “Executive Compensation”, are eligible to participate in the plan, provided that they have attained age 21 and completed one year of employment with at least 1,000 hours of service. The amounts contributed to the plan by the Company are allocated to participants based on a ratio of each participant’s points to total points of all participants determined as follows: one point per $1,000 of compensation plus two points per year of service completed prior to August 1, 1979, and one point for each year of service completed after August 1, 1979.

•	Stock Award Plan.

Ecology and Environment, Inc. has adopted a 1998 Stock Award Plan effective March 16, 1998 (the “1998 Plan”). To supplement the 1998 Plan, a 2003 Stock Award Plan (the “2003 Plan”) was approved by the shareholders at the Annual Meeting held in January 2004 and a 2007 Stock Award Plan (the “2007 Plan”) was approved by the shareholders at the Annual Meeting held in January of 2008 (the 1998 Plan, 2003 Plan and the 2007 Plan collectively referred to as the “Award Plan”). The 2003 Plan was approved retroactive to October 16, 2003 and terminated on October 15, 2008 and the 2007 Plan was approved retroactive to October 18, 2007 and will terminate October 17, 2012. Under the Award Plan key employees (including officers) of the Company or any of its present or future subsidiaries may be designated to receive awards of Class A common stock of the Company as a bonus for services rendered to the Company or its subsidiaries, without payment therefore, based upon the fair market value of the common stock at the time of the award. The Award Plan authorizes the Company’s Board of Directors to determine for what period of time and under what circumstances the awards can be forfeited.

The Award Plan is not a qualified plan Section 401(a) of the Internal Revenue Code. The Award Plan permits grants of the award for a period of five (5) years from the date of adoption. As of July 31, 2010, awards for a total of 65,365 shares of Class A Common Stock have been granted and remain subject to vesting under the 2003 Plan and 48,189 shares of Class A Common Stock have been granted and remain subject to vesting under the 2007 Plan.

Director Compensation

The following table shows the cash amounts earned by each non-employee director for his services in fiscal year 2010.

Name	Board Member Fees	Board Meeting Fees	Other (1)	Total Amount Paid
Harvey J. Gross	$16,720	$-0-	$-0-	$16,720
Michael C. Gross	$16,720	$-0-	$-0-	$16,720
Gerard A. Gallagher, Jr.	$33,440	$-0-	$34,755	$68,194
Ross M. Cellino	$33,440	$-0-	$-0-	$33,440
Timothy Butler	$33,440	$-0-	$-0-	$33,440

(1)	Other is the value paid under a consulting fee arrangement.

During fiscal year 2010, each non-employee director was compensated with a director fee in an annual rate of $33,440. The Directors fees were paid quarterly. Other than the directors fee the directors received no other compensation from the

Company as director or as serving as members or the chairman of any committee of the Board of Directors. On October 27, 2009 Harvey J. Gross stated that he would not stand for re-election, but would finish his term. At the following Shareholders meeting Michael C. Gross was elected as a director.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company’s stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company’s Executive Officers and Directors, the Company believes that during the fiscal year ending July 31, 2010 all Section 16(a) filing requirements applicable to its Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with by such persons, except for the filing of a Form 4 statement by H. John Mye, III for an award of 1,054 Class A shares of Common Stock pursuant to the 2007 Stock Award Plan that occurred on October 14, 2009 but which statement was not filed until October 26, 2009 since Mr. Mye was out of town.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Director Gerard A. Gallagher, Jr.’s son, Gerard A. Gallagher, III, serves as a Senior Vice President with the Company and received aggregate compensation of $225,645 for his services during fiscal year 2010, this included a one-time housing relocation reimbursement of $17,651. The Company believes that compensation for him is commensurate with his peers and his relationships during 2010 were reasonable and in the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

During the fiscal years ended July 31, 2010 and 2009, Schneider Downs & Co., Inc. (SD) provided audit and audit related services to the Company. The Audit Committee meets with the Company’s independent registered accounting firm to approve the annual scope of accounting services to be performed, including all audit, audit-related, and non-audit services, and the related fee estimates. The Audit Committee also meets with our independent registered accounting firm, on a quarterly basis, following completion of their quarterly reviews and annual audit before our earnings announcements, to review the results of their work. As appropriate, management and our independent registered accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. Under its charter, the Audit Committee has the authority and responsibility to review and approve, in advance, any audit and proposed permissible non-audit services to be provided to the Company by its independent registered public accounting firm. Set forth below are the aggregate fees billed for these services for the last two fiscal years.

	FY 2010	FY 2009
Audit Fees	$261,717	$263,114
Audit Related Services	$150,381	$41,144

Grand Total	$412,098	$304,258

Audit Fees:    The aggregate fees accrued for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended July 31, 2010 and 2009 and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal years ended July 31, 2010 and 2009 were $261,717 and $263,114, respectively. Also included in this number are expenses incurred related to accounting consultation services and S8 filings.

Audit Related Fees:    The aggregate fees for the fiscal years ended July 31, 2010 and 2009 billed by SD relate to services rendered to the Company for 401(k), pension plan audits, and indirect rate audits. For the fiscal year ended July 31, 2010, approximately $100,000 was billed to the Company related to the Company’s compliance with Sarbanes Oxley Section 404 prior to the change in legislation, which provided permanent deferral of Sarbanes Oxley Section 404(b).

AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal year ending July 31, 2010 with the Company’s Management and Schneider Downs & Co., Inc. The Audit Committee has discussed with Schneider Downs & Co., Inc. the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards, AU §380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the communications from Schneider Downs & Co., Inc. required by applicable requirements of the Public Company Accounting Oversight Board regarding communications by Schneider Downs & Co., Inc. with the Audit Committee concerning independence and has discussed with Schneider Downs & Co., Inc. their independence from the Company. Based on their review of the materials outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010 for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether provision of the services described above is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Schneider Downs & Co., Inc’s independence.

Respectfully Submitted,

THE AUDIT COMMITTEE

Michael C. Gross

Ross M. Cellino

Timothy Butler

PROPOSAL 1 — ELECTION OF DIRECTORS

It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Directors and the six Class B Directors named below. Holders of Class A Common Stock are not entitled to vote on the election of the Class B Director nominees.

Information Concerning Nominees

The nominees proposed for election to the Board of Directors are all presently members of the Board.

The Class A nominees and Class B nominees named herein, if elected as Directors, will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class A Director. In the event a nominee for Class B Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Class B Directors.

Class A Nominees

Nominee	Age	Positions and Offices Held with the Company
Ross M. Cellino	78	Class A Director

Timothy Butler	69	Class A Director

Class B Nominees

Nominee	Age	Positions and Offices Held with the Company
Gerhard J. Neumaier	73	Chairman of the Board and Class B Director

Frank B. Silvestro	73	Executive Vice President and Class B Director

Gerald A. Strobel	70	Executive Vice President of Technical Services and Class B Director

Ronald L. Frank	72	Executive Vice President of Finance, Secretary, and Class B Director

Gerard A. Gallagher, Jr.	79	Class B Director

Michael C. Gross	50	Class B Director

Each Director is elected to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Executive officers are elected annually and serve at the discretion of the Board of Directors. Beginning with our 2010 annual meeting, the Securities and Exchange Commission’s rules require us to discuss briefly the specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that each Director or nominee for Director shall serve on our Board of Directors. We have provided this discussion in the section below.

Business Experience of Nominees

Mr. Gerhard J. Neumaier is a founder of the Company and served as the President and a Director since its inception in 1970. On August 1, 2008, Mr. Kevin S. Neumaier became President. Mr. Gerhard J. Neumaier remains as Chairman of the Board of Directors. Mr. Gerhard J. Neumaier has a B.M.E. in engineering and a M.A. in physics.

Mr. Silvestro is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President. Mr. Silvestro has a B.A. in physics and an M.A. in biophysics.

Mr. Strobel is a founder of the Company and has served as a Vice President and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Technical Services. Mr. Strobel is a registered Professional Engineer with a B.S. in civil engineering and a M.S. in sanitary engineering.

Mr. Frank is a founder of the Company and served as Secretary, Treasurer, Vice President of Finance and a Director since its inception in 1970. In August 1986, he became Executive Vice President of Finance. On January 18, 2008, Mr. Frank resigned his position as Chief Financial Officer and Treasurer of the Company. Mr. Frank continues in his positions as Executive Vice President, Secretary and Director of the Company. Mr. Frank has a B.S. in engineering and a M.S. in biophysics.

Messrs. Gerhard J. Neumaier, Silvestro, Strobel and Frank each have over forty years of work experience in managing the Company and knowing its customers, that make them uniquely qualified to serve as Directors.

Mr. Gallagher joined the Company in 1972, has served as a Director since 1986, and retired from the Company in February 2001 as a Senior Vice President. Mr. Gallagher has a B.S. in physics. Mr. Gallagher’s tenure of over 37 years with the Company, principally in government contracting, provides an important understanding of the Company’s markets that makes him a valuable member of the Board.

Mr. Gross has been a Director of the Company since January 21, 2010. Mr. Gross is employed by the State of New York, has a B.S. in accounting and is a licensed property and casualty insurance broker. Mr. Gross’ accounting and insurance experience provide important skills to the Board’s strategic decision-making process.

Mr. Cellino has been a Director of the Company since its inception in 1970. Mr. Cellino has an undergraduate major in economics and is an attorney and counselor-at-law retired from private practice. Mr. Cellino’s experience as the founder and managing partner of a Buffalo, NY law firm and over 40 year association with the Company provides the Board valuable managerial perspective and insight.

Mr. Butler has been a Director since 2003. Mr. Butler is a retired bank executive with 38 years of experience as a senior bank officer concentrating in business lending and finance. Mr. Butler has high-level financial, executive and management skills. His prior positions provided him with extensive experience in financial and budgeting matters, and he provides this experience to the Board.

The Company has a separately-designated standing Audit Committee established in accordance with section 3 (a) 58 (A) of the Securities Exchange Act of 1934 and the requirements of the American Stock Exchange and NASDAQ. The members of the Audit Committee are Timothy Butler, Ross M. Cellino, and Michael C. Gross.

The Board of Directors has designated that Mr. Butler is the Audit Committee financial expert serving on its audit committee. Mr. Butler is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act Regulations.

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, was filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended July 31, 2004 and is posted on the Company’s website at www.ene.com. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

The Board Leadership Structure and Risk Oversight

The Board operates under the leadership of the Chairman. There is no prohibition in the Company’s bylaws that precludes the Chairman from also assuming the role of Chief Executive Officer. Since August 1, 2008, it has been the Company’s practice to have a different individual fill the role of Chairman and Chief Executive Officer, except for during times of transition when the same person may fill both roles in an interim capacity while an appropriate candidate is found to assume the vacant position. E&E believes the current leadership structure provides the appropriate balance of oversight, independence, administration and hands-on involvement in Board activities that are required for the efficient conduct of corporate governance activities.

The Board of Directors is responsible for overseeing the Company’s risk profile and management’s processes for managing risk. This oversight is conducted primarily through the Board’s Audit Committee. The Audit Committee focuses on financial risks, including those that could arise from accounting and financial reporting processes, as well as review of overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to the Company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Meetings and Committees of the Board of Directors

During the fiscal year ended July 31, 2010, the Board of Directors held four (4) meetings. Each director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of the committees of the Board of Directors in which he served during the period for which he served. The Company’s directors are strongly encouraged to attend the annual meeting of shareholders. All of the Company’s directors attended last year’s annual meeting.

The Board of Directors has an Audit Committee and a Pension Review Committee. The Board of Directors does not have a nominating committee or a compensation committee. As it has no nominating committee, it has not adopted a charter for such a committee. The Board of Directors as a whole makes all decisions with respect to nominations of persons to the board of directors and compensation of executive officers. The Board of Directors has not adopted a policy regarding the consideration of any director candidate recommended by security holders because it is a “controlled company” under the National Association of Securities Dealers Automated Quotations (NASDAQ) Rules and historically has not received nominations from its shareholders.

The Audit Committee consists of Messrs. Timothy Butler, Ross M. Cellino (Chairman) and Michael C. Gross, all non-employee, independent (as defined in NASDAQ listing standards), and financially literate directors. The Audit Committee is responsible for reviewing the financial information which will be provided to the shareholders and others, the system of internal controls which management and the Board of Directors has established, the performance and selection of independent auditors and the Company’s audit and financial reporting process. During fiscal year 2010, the Committee met three (3) times to examine the results of the financial statements and reports prepared by the independent public accountants, and then held discussions with the Board of Directors. The Company’s Restated Audit Committee Charter, which was adopted by the Board of Directors on January 21, 2010 is attached as Appendix A.

The Pension Review Committee consists of Messrs. Ronald L. Frank (Chairman), Frank B. Silvestro, Ross M. Cellino and Michael C. Gross. The Committee held two (2) meetings during the fiscal year 2010. The principal functions of the Pension Review Committee are to review changes to the retirement plans necessitated by law or regulation and to determine whether the Company’s retirement plans meet the compensation goals for the Company’s employees as established by the Board of Directors.

Compensation of Directors

With the exception of Gerard A. Gallagher, Jr., each Director who is not an employee of the Company is paid an annual director’s fee of $33,440 per annum. The director’s fee is paid quarterly. Mr. Gallagher is paid $5,683 per month for services as a consultant to the Company, which includes compensation for serving as a Director of the Company.

Corporate Governance/NASDAQ Rules

The Company’s shares of Class A Common Stock are listed on the National Association of Securities Dealers Automated Quotations (NASDAQ) Stock Market. NASDAQ requires all of its listing companies to be in compliance with NASDAQ’s standards of corporate governance set forth in the NASDAQ Marketplace Rules (NASDAQ CG Rules). The Company has certified to the NASDAQ that it is in compliance with the NASDAQ CG Rules except for those NASDAQ CG Rules relating to the Director Nominations Process, the Compensation of Officers and Board Compensation. For these items, the Company relied upon the “controlled company” exception found in the NASDAQ CG Rules. A “controlled company” is a listing company where more than 50 percent of the voting power of the listing company is in the control of a group. The Company believes that a group, consisting of Messrs. Neumaier, Silvestro, Frank and Strobel and members of their families, now holds more than 50 percent of the voting power of the Company and that, therefore, the Company is a “controlled company” for purposes of the NASDAQ CG Rules.

The Board of Directors will consider nominees for Directors recommended by shareholders. Shareholders wishing to recommend a director candidate for consideration by the Board of Directors can do so by writing to the Secretary of Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086; giving the candidate’s name, biographical data and qualifications. Any such notice of recommendation should be accompanied by a current resume of the individual and a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. Nominations much be received at least 60 days prior to the annual meeting shareholders.

In evaluating candidates, the Board considers the entirety of each candidate’s credentials to ensure that the Board consists of individuals who collectively provide meaningful counsel to management. The Board does not maintain a specific diversity policy. It believes that diversity is an expansive attribute that includes differing points of view, professional experience and expertise, and education, as well as more traditional diversity concepts. The Board considers the candidates’ character, integrity, experience, understanding of strategy and policy-setting, and reputation for working well with others. If candidates are recommended by E&E’s shareholders, then such candidates will be evaluated using the same criteria. With respect to nomination of continuing directors for re-election, the individual’s past contributions to the Board are also considered.

The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer and controller, as well as all other employees and the directors of the Company. The code of ethics, which the Company calls its Code of Business Conduct and Ethics, is posted on the Company’s website at www.ene.com, as well as on the Company’s internal website which is available to all Company employees. The employees are required to sign off annually that they have reviewed and are aware of the Company’s code of ethics policy. If the Company makes any substantive amendments to, or grants a waiver (including an implicit waiver) from, a provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, and that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K, the Company will disclose the nature of such amendment or waiver in a current report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may communicate with the Company’s Board of Directors through the Company’s Secretary by sending an email to rfrank@ene.com or by writing to the following address: Board of Directors, c/o Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York 14086. The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees listed herein.

DEADLINE FOR SHAREHOLDER PROPOSALS

FOR NEXT ANNUAL MEETING

Proposals of shareholders for inclusion in the Company’s Proxy Statement for the next Annual Meeting of Shareholders must satisfy all applicable requirements of SEC Rule 14a-8 and must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, New York, 14086, no later than August 17, 2010. To be included in the proxy statement, the proposal must comply with the requirements as to form and substance established by the SEC and must be a proper subject for shareholder action under New York law. If any shareholder intends to present a proposal at the next Annual Meeting of Shareholders but has not sought inclusion of such proposal in the Company’s proxy materials, such proposal must be received by the Secretary, Ecology and Environment, Inc., 368 Pleasant View Drive, Lancaster, NY 14086, by October 31, 2010 or the Company’s management proxies for the next Annual Meeting will be entitled to use their discretionary voting authority to vote on such proposal, without any discussion of the matter in the Company’s proxy materials.

OTHER MATTERS

State law requires the Company to inform shareholders of the initiation or renewal of insurance indemnifying itself and its officers and directors. This insurance, which is carried with Travelers Insurance Company, has been renewed for one year beginning August 1, 2010, at a premium of $45,600. In addition, the Pension Trust Liability Insurance, which is carried with Chubb Insurance Company covering the Company, its subsidiaries, and its directors and those officers considered fiduciaries under the Employee Retirement Income Security Act of 1974, has been renewed for one year beginning August 1, 20109 at a premium of $18,000.

The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal.

It is not contemplated or expected that any business other than that pertaining to the subjects referred to in this Proxy Statement will be brought up for action at the meeting. At the time this Proxy Statement went to press, the Board of Directors did not know of any other matter, which may properly be presented for action at the meeting.

By order of the Board of Directors,

ECOLOGY AND ENVIRONMENT, INC.

Ronald L. Frank

Secretary

Appendix A

RESTATED CHARTER FOR THE AUDIT COMMITTEE

OF

ECOLOGY AND ENVIRONMENT, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of Ecology & Environment, Inc. (the “Company”). The adequacy of the Charter will be reviewed and assessed annually by the Audit Committee.

Purpose

The Audit Committee has as its primary purpose oversight responsibility for (a) the quality and integrity of the Company’s financial reporting; (b) the compliance by the Company with legal and regulatory requirements; (c) adequacy of the Company’s internal control systems and review of the performance, qualifications and independence of the Company’s independent accountants.

Authority

The Audit Committee has been duly established by the Board of Directors and is provided with appropriate resources and authority to discharge its responsibilities effectively. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting and other advisors as deemed appropriate to fully execute its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisors that the Audit Committee chooses to engage.

Composition

The Audit Committee shall be composed of not less than three members of the Board of Directors each of whom shall be (a) “independent directors” as defined by Rule 5605 (a)(2) of the NASDAQ Stock Market Rules and (b) able to read and understand financial statements. As required by Section 407 of the Sarbanes-Oxley Act of 2002 (the “Act”), at least one member of the Audit Committee must be a “financial expert” as defined in rules adopted by the Securities and Exchange Commission (SEC) to implement that requirement. Each member of the Audit Committee shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three (3) years. Notwithstanding the above, each member of the Audit Committee shall meet the independence, experience and other applicable requirements relevant to Audit Committee members, as and when required, of NASDAQ, the Securities and Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the SEC and other applicable regulatory authority.

The members of the Audit Committee shall be appointed and replaced by the Board of Directors. The chair of the Committee shall be designated by the Board of Directors or, if it does not do so, the committee members shall elect a chairperson by vote of a majority of the full committee.

Meetings

The Audit Committee shall meet or hold telephone meetings at least quarterly, with additional meetings as deemed appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or other advisor to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Company’s shareholders related to accounting matters and reporting practices of the Company and to the quality and integrity of the financial statement of the Company.

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.	Appoint, compensate, retain and replace the Company’s public accountants, subject to ratification with respect to retention at the next scheduled annual shareholder meeting. Evaluate at least annually the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to management, receive the specific representations of the independent public accountants as to their independence and ensure that the independent public accountants submit to the Audit Committee a formal written statement delineating all relationships between the independent public accountants and the Company consistent with Independent Standards Board Standard No. 1. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002, Section 202 of that Act, the audit partner rotations requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act. Review the fees of the independent public accountants in relation to services provided to the Company.

2.	Meet with the independent public accountants and management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used. At the completion of the annual examination, review the Company’s financial statements and related footnotes, the independent public accountants’ report thereon, any significant changes required in the independent public accountant’s audit plan, any serious difficulties or disputes with management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted audited standards. The Audit Committee shall have the sole authority to approve the terms, including compensation, of all auditing services, and the terms of any non-auditing services which the independent public accountants or an affiliate are permitted to render under the Exchange Act, with pre-approval of such non-audit services subject to de minimis exception under the Exchange Act.

3.	Review with the independent public accountants and with management the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable. Review responses by management to recommendations for improvement made by the independent public accountants. The Audit Committee will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Company as required in Section 406 of the Sarbanes-Oxley Act of 2002.

4.	Review periodically with the independent public accountants the form of the Company’s financial statements, including the Company’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in significant accounting policies should be reviewed.

5.	Provide the independent public accountants with the opportunity to meet at least annually with the members of the Audit Committee without representatives of management being present. Among the items to be discussed in these meetings are the independent public accountants’ evaluation of management’s financial and accounting personnel, and the cooperation, which the independent public accountants received during the course of their audit. The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

6.	Review and discuss with management and the outside auditing firm the annual audited and quarterly financial statements of the Company, including: (a) an analysis of the auditor’s judgment as to the quality of the Company’s accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including accounting policies that may be regarded as critical; and (c) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

7.	Review and discuss the adequacy of the Company’s internal controls (with particular emphasis on the scope and performance of the internal audit function) and disclosure, and review and discuss with the principal internal auditor of the Company the scope and results of the internal audit program.

8.	Review and discuss the Company’s policies with respect to risk assessment and risk management.

9.	Establish policies for the hiring of employees and former employees of the outside auditing firm.

10.	Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

11.	Establish the procedures for handling complaints regarding and investigate any improprieties or suspected improprieties in the Company’s operations. In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Company, and will receive, retain, and consider confidential, anonymous submissions by employees of the Company of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002.

12.	Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain independent counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

13.	Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Company.

Limitation of the Committee’s Role

Notwithstanding the duties and responsibilities of the Audit Committee set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company’s independent public accountants. Moreover, the designation of any member of the Committee as a “financial expert” does not: (i) impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on any member of the Committee not so designated; (ii) deem such person an “expert” for any purpose, including without limitation for purposes of the Securities Act of 1933; and (iii) affect the duties, obligations or liabilities of any member of the Audit Committee of the Board of Directors.

Adopted Restatement January 21, 2010

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 20, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	20200000000000000000 6			012011

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS A DIRECTORS:				2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
NOMINEES:
☐	FOR ALL NOMINEES	O Ross M. Cellino O Timothy Butler		This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■

Note:    Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

ANNUAL MEETING OF SHAREHOLDERS OF

ECOLOGY AND ENVIRONMENT, INC.

January 20, 2011

401(k)

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.ecologyandenvironmentinc.com/proxy

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i	Please detach along perforated line and mail in the envelope provided.	i

■	20200000000000000000 6			012011

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF CLASS A DIRECTORS:				2. In their discretion, the proxies are hereby authorized to vote on such other matters as may properly come before the meeting.
NOMINEES:
☐	FOR ALL NOMINEES	O Ross M. Cellino O Timothy Butler		This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

☐	■

CLASS A COMMON STOCK

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT, INC. 368 Pleasant View Drive Lancaster, New York 14086

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerhard J. Neumaier and Ronald L. Frank as Proxies, each with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) held of record by either of the undersigned on December 7, 2010 at the Annual Meeting of Shareholders to be held on January 20, 2011, or any adjournments thereof.

(Continued and to be signed on the reverse side)

■		14475	■

☐	■

CLASS A COMMON STOCK- 401(k) PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ECOLOGY AND ENVIRONMENT, INC. 368 Pleasant View Drive Lancaster, New York 14086

THIS PROXY INSTRUCTION IS REQUESTED BY THE RELIANCE TRUST COMPANY IN CONJUNCTION WITH A PROXY SOLICITATION BY THE BOARD OF DIRECTORS OF ECOLOGY AND ENVIRONMENT, INC.

The undersigned hereby instructs Reliance Trust Company, as Trustee*, to vote, as designated hereon, all the shares of Class A Common Stock of Ecology and Environment, Inc. (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on January 20, 2011, or any adjournments thereof.

*       AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

Reliance Trust Company will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Reliance Trust Company before 5:00 p.m. EST on January 19, 2011. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Reliance Trust Company, as indicated above, the shares allocated to the participant’s account will not be voted. If the Voting Instruction Form is signed, but no direction is given, the shares will be voted FOR.

(Continued and to be signed on the reverse side)
■		14475	■